Exhibit 99.1

DONLIN GOLD REPORTS 2022 DRILL ASSAY RESULTS

YIELDING MORE HIGH-GRADE INTERCEPTS

November 1, 2022 – Anchorage, AK – Donlin Gold LLC (“Donlin Gold”), owned 50/50 by Barrick Gold Corporation (“Barrick”) (TSX: ABX) (NYSE: GOLD) and NOVAGOLD RESOURCES INC. (“NOVAGOLD”) (TSX, NYSE American: NG), is pleased to report additional assay results from the 2022 drill program, including 64 completed drill holes plus partial results for 9 holes. Key takeaways include:

The drilling was completed ahead of schedule in September, with assay results received to date representing approximately 70% or 29,600 meters (m) of drilling

The top five intervals in this release come from four of the 30 holes drilled in the 20x20 m spaced Divide grid, and with 97% of the assays from these 30 holes received, results demonstrate the potential for favorable local reconciliation with the resource model

During the 2022 drill program, 141 exploration drill holes were completed at 42,331 m, with the final assay results expected to be released in early 2023

The 2022 field season and Donlin Gold owners’ workshop in September advanced key project efforts including the geological model which confirms the size and continuity of the orebody and paves the way for the next steps such as optimizing different mining scenarios, refining engineering studies, continuing community outreach, and advancing permitting actions

With these additional assay results, the owners are advancing Donlin Gold up the value chain and are working toward a feasibility study decision

Statements by the Owners

Barrick President and Chief Executive Mark Bristow said: “I am encouraged by the progress that we are making at Donlin and in particular the understanding that our teams are accruing with regards to the orebodies and associated mineralization. Our recent workshop in Anchorage which also involved meetings with our Native Corporation partners, and the visit to the project helped us to set priorities for the next steps towards optimization work and studies.”

Greg Lang, NOVAGOLD’s President and CEO, said: “The 2022 drill campaign has proven rewarding for all of us at NOVAGOLD. The latest set of assays reported have delivered outstanding gold intercepts, especially for an open pit deposit that include, among others, drill hole DC22-2068 that intersected 42.28 m grading 30.68 g/t gold, with a sub-interval of 23.16 m grading 54.22 g/t gold located in the Divide domain which overlaps both the ACMA and Lewis deposits, making it one of the most significant intercepts in terms of grade-thickness ever reported at the Donlin Gold project”.

Dan Graham, General Manager of Donlin Gold added, “The 2022 Donlin Gold drill program has been a great success because of the truly remarkable work performed by the Donlin Gold team, including Calista and The Kuskokwim Corporation (TKC), and because of our collective dedication to the health and safety of everyone at site. We are thankful for our 150 contractors and employees, the majority of which are local hires from 24 Yukon-Kuskokwim (Y-K) communities, as they exceeded productivity rates and were able to complete the drilling ahead of schedule.”

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Delivering Results

The prime focus of our activities this year was to undertake a drill program of 42,331 m with tight-spaced grid drilling in structural domains, in-pit and below-pit exploration in sparsely drilled areas, platform mapping to further confirm mineralization continuity and key geological controls in representative areas of the deposit with the results informing and supporting the global resource estimate, recent modelling concepts, and strategic mine planning work. Donlin Gold also completed additional condemnation drilling for the waste rock facility and 14 geotechnical drill holes for the Alaska Dam Safety certificates. In June, the Donlin Gold LLC Board approved an additional 43 drill holes totaling 8,380 more meters than originally planned to infill the Lewis 20x20 m grid to 10x10 m spacing.

The tight-spaced grid drilling program was initiated in 2021, beginning in East ACMA and expanded into West ACMA, Divide, and Lewis in 2022. The focus of the grid drilling program was to increase confidence in the extent and continuity of gold mineralization and structural controls over short-scale distances. The results received from the ACMA grids have confirmed recent geological modelling at wider drill-spacings in the immediate area surrounding the grid and have identified additional short-scale controls that will be employed to update and improve the geological domains used for resource estimation. Along with results from the Divide and Lewis grids, this will enable us to determine the best path forward toward an updated feasibility study, subject to a formal decision by the Donlin Gold LLC Board.

We are most encouraged by the expanded drill program for 2022, directed at the upside prospects in areas of the ACMA and Lewis pits where drilling had been limited to date. The new assays received have thus far yielded positive intercepts. The top five intervals in this release come from four of the 30 holes drilled in the Divide grid. With 97% of the assays from these holes received, the Divide grid results demonstrate the potential for favorable local reconciliation with the resource model. One of the top intervals (DC22-2068, 117.52-159.80 m) is shown on the cross section in Figure 1, and details on the geological context of occurrence for each are below:

DC22-2068 intersected 42.28 m grading 30.68 g/t gold starting at 117.52 m drilled depth, including a sub-interval of 23.16 m grading 54.22 g/t gold starting at 124.97 m drilled depth; the drill-hole is sub-parallel to a mineralized intrusive and the true widths of the interval and sub-interval are estimated to be 29 m and 16 m, respectively (e.g., Figure 1)

DC22-2077 intersected 48.96 m grading 20.61 g/t gold starting at 150.11 m drilled depth, including sub-intervals of 9.08 m grading 13.27 g/t gold starting at 152.60 m drilled depth and 31.29 m grading 27.09 g/t gold starting at 167.78 m drilled depth; the true widths of the mineralization across this interval and sub-intervals are estimated to be 32 m, 6m and 21 m, respectively

DC22-2063 intersected 60.96 m grading 12.35 g/t gold starting at 236.22 m drilled depth, including sub-intervals of 33.37 m grading 13.80 g/t gold starting at 247.06 m drilled depth and 8.79 m grading 26.73 g/t gold starting at 287.15 m drilled depth; the true widths of mineralization across this interval and sub-intervals are estimated to be 44 m, 24m and 6 m, respectively

DC22-2063 intersected 19.74 m grading 34.17 g/t gold starting at 162.18 m drilled depth, including a sub-interval of 11.35 m grading 57.93 g/t gold starting at 165.38 m drilled depth; the true widths of mineralization across this interval and sub-interval are estimated to be 13 m and 8 m, respectively

DC22-2092 intersected 41.19 m grading 6.64 g/t gold starting at 116.12 m drilled depth, including a sub-interval of 8.51 m grading 16.47 g/t gold starting at 147.47 m drilled depth; the true widths of mineralization across this interval and sub-interval are estimated to be 29 m and 6m, respectively

Drill-hole collar locations and the top five intervals in this release are shown in Figure 2

Drill-hole orientations, depths and significant intervals are shown in Tables 1 and 2, respectively, in the Appendix at the end of this release

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Permitting & Stakeholder Engagement

Donlin Gold is a federally permitted project on private land with excellent and longstanding Native Corporation partners. Permitting in Alaska has represented a substantial undertaking over several years to ensure a diligent, thorough, transparent, and inclusive process for all involved, including stakeholders from the Y-K region. In the third quarter, Donlin Gold applied for a new air quality permit from ADEC. A draft permit is expected to be issued for public comment by the end of 2022. Donlin Gold is also preparing an updated Alaska Pollutant Discharge Elimination System application for a regularly scheduled renewal by ADEC. Furthermore, Donlin Gold is working with Calista, TKC, ADNR, and the U.S. Bureau of Land Management on re-locating easements and public ROWs in the project area. ADNR issued the proposed re-location plan for public comment in the summer of 2022.

Donlin Gold, its owners, and its partners Calista and TKC are intimately familiar with the permitting and regulatory processes applicable to the project and will continue to support the State in its defense of the thorough and diligent permitting process. Together, they will also continue working to secure the various remaining state-level permits and certificates required for the project.

Donlin Gold continues to work with Calista and TKC in all aspects of outreach and engagement throughout the Y-K region in the areas of education, health and safety, cultural traditions, and environmental initiatives, including creating a subsistence committee comprised of independent regional stakeholders reflecting diverse views on development initiatives, among other activities.

Some of these activities included the Backhaul Project, “In It for the Long Haul”. This was the fifth annual backhaul project to collect, remove, and safely dispose of household hazardous and electronic waste from 30 remote villages throughout the Y-K region, removing nearly 400,000 lbs. of waste during the last five years that would otherwise have ended up in landfills and waterways. Sustained efforts are also underway to promote youth education and healthy activities in the Y-K region through the Alaska School Activities Association and programs such as Alaska EXCEL, which provides life-changing educational and professional opportunities for rural Alaska students and young adults.

Donlin Gold signed two additional Shared Value Statements in the last three months with villages in the Y-K region for a total of 11 that formalize current engagement with key local communities, expand upon the long-term relationships already established with them, and address specific community needs including: water, sewer, and solid waste projects; the ice road that connects remote villages in the Y-K region; salmon and other aquatic life studies; and suicide and public safety prevention programs.

Calista and Donlin Gold also continued their proactive, bipartisan outreach in Alaska and Washington, D.C. to highlight the thoroughness of the project’s environmental review and permitting processes, in addition to the considerable benefits that the project would deliver to Native Alaskans. As a result, Alaska’s U.S. Senators Lisa Murkowski and Dan Sullivan have been long term supporters of the Donlin Gold project.

Donlin Gold 2022 Project Expenditures

The 2022 expenditure for Donlin Gold LLC (on a 100% basis) is expected to be $64 million, split equally between the two owners. The budget’s focus is to refresh geologic modelling and interpretation work for an updated resource model, as well as engineering activities to inform an updated feasibility study decision. In addition to the 42,331 meters of exploration drilling, the 2022 expenditures include fieldwork for the Alaska Dam Safety certificates, environmental studies, and external affairs activities.

Consistent with their longstanding track record, the owners will continue to advance the Donlin Gold project in a financially disciplined manner while emphasizing a strong safety culture, environmental stewardship, engineering excellence, and active community engagement.

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About Donlin Gold

The Donlin Gold project is located in Alaska, the second largest gold-producing state in the United States. With approximately 39 million ounces of gold grading 2.24 grams per tonne in the measured and indicated mineral resource categories (100 percent basis)1, Donlin Gold hosts one of the largest and highest-grade undeveloped open-pit gold endowments in the world. The planned pits in which the existing resources are sited occupy only three kilometers of an eight-kilometer mineralized belt, which itself is located on less than 5% of Donlin Gold’s land position. Current activities at Donlin Gold are focused on the drill program, optimization efforts, community outreach, and advancing the remaining State permitting actions.

Donlin Gold is a committed partner to the Alaska Native communities both surrounding the project and within the State as a whole. This commitment underpins our approach and is also reflected in the way in which the asset itself is structured. An important factor that distinguishes Donlin Gold from most other mining assets in Alaska is that the project is located on private land designated for mining activities under the 1971 Alaska Native Claims Settlement Act (ANCSA). Donlin Gold has entered into life-of-mine agreements with Calista, which owns the subsurface mineral rights and some surface land rights, and TKC, a collection of ten village corporations, which owns the majority of surface land rights. Donlin Gold is committed to providing employment opportunities, scholarships, and preferential contract considerations to Calista and TKC shareholders. The life-of-mine agreements include a revenue-sharing structure established in the context of the ANCSA, which resolved Alaska Native land claims and allotted some 44 million acres of land for use by Alaska Native Corporations. Additionally, our long-term commitment to economic development in the Y-K region is exemplified by Donlin Gold’s support of TKC’s initiative to launch energy and infrastructure projects in middle Kuskokwim villages. These partnerships, activities, and programs are illustrative of Donlin Gold’s commitment to sustainable and responsible development of the project for the benefit of all stakeholders.

__________________________

1 Donlin Gold data as per the 2021 Technical Report and S-K 1300 Report (both as defined herein). Donlin Gold possesses Measured Resources of approximately 8 Mt grading 2.52 g/t and Indicated Resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis and inclusive of Mineral Reserves, of which approximately 4 Mt of Measured Resources and approximately 267 Mt of Indicated Resources inclusive of Reserves is attributable to NOVAGOLD through its 50% ownership interest in Donlin Gold LLC. Exclusive of Mineral Reserves, Donlin Gold possesses Measured Resources of approximately 1 Mt grading 2.23 g/t and Indicated Resources of approximately 69 Mt grading 2.44 g/t, of which approximately 0.5 Mt of Measured Resources and approximately 35 Mt of Indicated Resources exclusive of Mineral Reserves is attributable to NOVAGOLD. Donlin Gold possesses Proven Reserves of approximately 8 Mt grading 2.32 g/t and Probable Reserves of approximately 497 Mt grading 2.08 g/t, each on a 100% basis, of which approximately 4 Mt of Proven Reserves and approximately 249 Mt of Probable Reserves is attributable to NOVAGOLD. Mineral Reserves and Resources have been estimated in accordance with NI 43-101 and S-K 1300.

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FIGURE 1 Section View A – A’ Looking Southwest – Divide grid significant interval example from DC22-2068

Geological cross section in Divide grid showing downhole assay results from six drill holes superimposed on interpreted lithology and structure, including an example significant interval from DC22-2068 from 117.52-159.8 m. DC22-2068 is drilled sub-parallel to a faulted and mineralized mafic dyke.

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FIGURE 2 Drill Hole Collar Locations

Depicted grid system is based on NAD83 UTM zone 4N coordinates. The location of the cross section shown in Figure 1 is indicated by A – A’.

QA/QC Procedures

The QA/QC procedures for the 2022 Donlin Gold project drill program and sampling protocol were developed and managed by Donlin Gold and overseen by Barrick and NOVAGOLD. The chain of custody from the drill site to the sample preparation facility was continuously monitored. All samples are HQ-diameter core. Approximately 95% core recovery has been achieved during the 2022 drill program. Core was logged, cut, and sampled at site by Donlin Gold employees. Samples were primarily collected on one- to two-meter lengths. Sampled half-core was crushed in Bureau Veritas’ Juneau and Fairbanks, Alaska sample preparation facilities. Crushed samples were sent to Bureau Veritas’ lab in Vancouver, British Columbia for pulverizing and gold assays and pulverized splits to an ALS Limited lab in Vancouver, British Columbia for multi-element analysis. Quality control samples were inserted (standards at 5% of primary samples, blanks at 5% of primary samples and duplicates at 2.5% of primary samples) into each batch of samples. The review of the quality control samples did not indicate any bias or error. Out of bounds quality control samples were handled with appropriate reruns and investigations. There are no known factors that would materially affect the accuracy or reliability of the drill program data referred to in this media release.

Downhole directional surveys were completed on all reported completed holes by Boart Longyear drill operators, and collar surveys were completed by Donlin Gold staff under the supervision of Professional Licensed Surveyors from Brice Engineering LLC.

Each of Bureau Veritas, ALS Limited, Boart Longyear, and Brice Engineering LLC are independent of Donlin Gold, Barrick, and NOVAGOLD.

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Scientific and Technical Information

In mid-2021, NOVAGOLD engaged Wood Canada Limited (“Wood”) to update the Second Updated Feasibility Study on Donlin Gold completed in 2011 (the “2011 Technical Report”). This update resulted in a report titled “NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA” with an effective date of June 1, 2021 (the “2021 Technical Report”). In 2021, NOVAGOLD also engaged Wood to prepare a Donlin Gold technical report summary in accordance with Subpart 229.1300 of Regulation S-K – Disclosure by Registrants Engaged in Mining Operations (“S-K 1300”) as of November 30, 2021. The resulting report is titled “S-K 1300 Technical Report Summary on the Donlin Gold Project, Alaska, USA” (“S-K 1300 Report”), current as of November 30, 2021. Wood incorporated 2020 costs and new gold price guidance to meet the NOVAGOLD’s reporting requirements. The resultant 2021 Technical Report and S-K 1300 Report showed no material change to the previously reported mineral resources or mineral reserves.

NOVAGOLD is a registrant with the SEC and is reporting its Mineral Resources and Mineral Reserves in accordance with S-K 1300 as of November 30, 2021. While the S-K 1300 rules are similar to National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) rules in Canada, they are not identical and therefore two reports have been produced for the Donlin Gold project.

Certain scientific and technical information contained herein with respect to the Donlin Gold project is derived from the 2021 Technical Report and the S-K 1300 Report. Henry Kim, P.Geo., Senior Resource Geologist, Wood Canada Limited; Mike Woloschuk, P.Eng., VP Global Business Development & Consulting, Wood Group USA, Inc.; and Kirk Hanson, MBA, P.E., Technical Director, Open Pit Mining, Wood Group USA, Inc. are the Qualified Persons responsible for the preparation of the 2021 Technical Report, and each is an independent Qualified Person as defined by National Instrument 43-101 (“NI 43-101”). Wood prepared the S-K 1300 Report.

Paul Chilson, P.E., who is the Manager of Mine Engineering for NOVAGOLD and a Qualified Person under NI 43-101, has approved and verified the scientific and technical information related to the 2021 and 2022 Donlin Gold project drill programs, the 2021 Technical Report and the S-K 1300 Report contained in this media release. To verify the information related to the drilling programs, he has visited the property in the past year; discussed logging, sampling, and sample shipping processes with responsible site staff; discussed and reviewed assay and QA/QC results with responsible personnel; and reviewed supporting documentation, including drill hole location and orientation and significant assay interval calculations.

Octavia Bath, P.Geo., who is a Barrick Mineral Resource Manager and a Qualified Person under NI 43-101 has reviewed and approved the assay results for the Donlin Gold project contained in this media release.

Barrick Contacts:

Kathy du Plessis

Investor and Media Relations

+44 20 7557 7738

Email: barrick@dpapr.com

Kevin Annett

CFO, North America

Tel: +1 416-307-3660

www.barrick.com

NOVAGOLD Contacts:

Mélanie Hennessey
Vice President, Corporate Communications

Tel: +1 604-669-6227 or 1-866-669-6227

Email: info@novagold.com

www.novagold.com

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Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of Barrick and NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding assay results; the anticipated timing of a decision by the Board of Donlin Gold LLC to prepare a feasibility study update; anticipated benefits from recent drill programs including an improved geological model for Donlin Gold; the continuing priorities of Donlin Gold, including the health and safety of our people; ongoing support provided to key stakeholders including Native Corporation partners; the potential impact of the coronavirus global pandemic (COVID-19) on the development of Donlin Gold; the potential development and construction of Donlin Gold; the sufficiency of funds to continue to advance development of Donlin Gold; perceived merit of properties; mineral reserve and resource estimates; Donlin Gold’s ability to secure the permits needed to construct and operate the Donlin Gold project in a timely manner, if at all; and legal challenges to Donlin Gold’s existing permits. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the management expectations of Donlin Gold’s, Barrick’s and NOVAGOLD’s estimates and projections regarding future events or circumstances on the date the statements are made.

Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of securing permits; the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; the spread and impact of COVID-19; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; exploitation and exploration successes; the outcome of legal challenges to Donlin Gold’s permits; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between Barrick and NOVAGOLD for the continued exploration, development and eventual construction of the Donlin Gold project; the need for cooperation of government agencies and native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether a positive construction decision will be made regarding Donlin Gold; and other risks and uncertainties disclosed in Barrick’s most recent Form 40-F/Annual Information Form on file with the United States Securities and Exchange Commission (SEC) and Canadian provincial securities authorities, and NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the "Risk Factors" sections of those reports and other documents filed by Barrick and NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, Barrick’s website at www.barrick.com, or the SEC's website at www.sec.gov, or at www.sedar.com. The forward-looking statements contained herein reflect the beliefs, opinions, and projections of Donlin Gold, NOVAGOLD, and Barrick on the date the statements are made. Donlin Gold, NOVAGOLD and Barrick assume no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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APPENDIX

TABLE 1

Drill Hole Orientations* and Depths

Hole ID	Azimuth (°)	Inclination (°)	Depth (meters)
DC22-2033	331	61	254.51
DC22-2034	331	62	287.43
DC22-2035	238	45	877.52
DC22-2036	328	59	245.06
DC22-2037	335	59	289.86
DC22-2038	331	61	248.72
DC22-2039	331	56	289.26
DC22-2040	333	60	309.37
DC22-2041	331	61	261.82
DC22-2042	336	58	264.57
DC22-2043	329	60	230.12
DC22-2044	331	59	288.34
DC22-2045	331	60	224.94
DC22-2046	333	60	239.57
DC22-2047	331	59	230.12
DC22-2048	331	61	166.73
DC22-2049	331	61	145.24
DC22-2050	333	59	219.46
DC22-2051	242	52	851.61
DC22-2052	335	61	139.90
DC22-2053	334	59	292.91
DC22-2054	334	60	188.37
DC22-2055	335	62	215.19
DC22-2056	334	60	184.40
DC22-2057	335	59	244.45
DC22-2058	332	61	196.90
DC22-2059	339	60	234.85
DC22-2060	330	59	157.28
DC22-2061	331	59	247.80
DC22-2062	332	60	239.88
DC22-2063	334	58	300.38
DC22-2064	334	58	230.12
DC22-2065	332	59	225.55
DC22-2066	334	59	225.55
DC22-2067	246	52	777.54
DC22-2068	333	62	240.18
DC22-2069	333	61	260.60
DC22-2070	332	60	240.79
DC22-2071	330	61	225.55

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Hole ID	Azimuth (°)	Inclination (°)	Depth (meters)
DC22-2072	333	59	223.88
DC22-2073	330	61	233.17
DC22-2074	332	61	240.03
DC22-2075	330	59	233.78
DC22-2076	333	60	227.99
DC22-2077	330	61	211.68
DC22-2078	333	59	230.12
DC22-2079	334	61	235.00
DC22-2080	332	58	256.34
DC22-2081	332	59	239.88
DC22-2082	245	54	789.43
DC22-2083	328	64	220.07
DC22-2084	335	62	209.09
DC22-2085	334	57	249.94
DC22-2086	334	58	210.31
DC22-2087	332	56	220.37
DC22-2088	334	59	219.46
DC22-2089	332	59	243.84
DC22-2090	330	58	220.07
DC22-2091	334	60	260.30
DC22-2092	333	59	225.55
DC22-2093	334	59	235.00
DC22-2094	327	63	915.10
DC22-2095	335	58	199.95
DC22-2096	332	60	275.84
DC22-2097	256	70	483.11
DC22-2098	337	58	199.95
DC22-2099	333	58	227.38
DC22-2100	334	57	216.56
DC22-2101	311	64	522.43
DC22-2102	331	60	227.08
DC22-2103	330	61	291.08
DC22-2104	330	60	239.57
DC22-2105	336	59	275.84
DC22-2106	324	62	920.95
DC22-2107	334	60	265.18
DC22-2108	294	67	557.78
DC22-2109	334	62	303.28
DC22-2110	331	61	289.56
DC22-2111	332	61	245.36
DC22-2112	316	58	559.31
DC22-2113	334	63	259.99
DC22-2114	334	61	256.95
DC22-2115	334	60	311.05

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Hole ID	Azimuth (°)	Inclination (°)	Depth (meters)
DC22-2116	283	57	900.68
DC22-2118	332	61	280.87
DC22-2119	333	60	191.41
DC22-2120	335	60	188.06
DC22-2121	300	59	599.54
DC22-2122	325	58	249.93
DC22-2123	333	60	190.50
DC22-2124	332	59	116.13
DC22-2125	332	59	123.29
DC22-2126	333	60	130.76
DC22-2127	332	57	149.35
DC22-2128	242	59	249.94
DC22-2129	334	59	175.26
DC22-2130	285	56	949.91
DC22-2131	333	57	192.63
DC22-2132	334	62	623.01
DC22-2133	58	56	260.30
DC22-2134	336	55	312.88
DC22-2135	300	59	550.47
DC22-2136	334	58	210.01
DC22-2137	333	58	243.54
DC22-2138	334	61	257.25
DC22-2139	221	74	924.46
DC22-2140	332	60	109.73
DC22-2141	335	58	295.05
DC22-2142	337	63	551.69
DC22-2143	333	60	179.83
DC22-2144	332	60	192.02
DC22-2145	50	61	831.19
DC22-2146	332	60	281.94
DC22-2147	335	60	309.37
DC22-2149	334	57	325.83
DC22-2151	293	77	920.50
DC22-2153	334	59	342.90
DC22-2155	334	60	132.74
DC22-2156	334	60	149.35
DC22-2158	329	60	160.02
DC22-2160	333	58	184.40
DC22-2162	228	73	800.10
DC22-2163	329	59	213.06
DC22-2165	338	59	210.31
DC22-2167	331	58	240.49
DC22-2168	331	62	96.62
DC22-2170	326	58	81.08

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Hole ID	Azimuth (°)	Inclination (°)	Depth (meters)
DC22-2171	336	61	300.84
DC22-2172	331	59	70.10
DC22-2173	332	58	163.22
DC22-2176	331	62	300.84
DC22-2177	334	58	252.22
DC22-2178	330	61	144.17
DC22-2179	335	59	237.44
DC22-2181	330	61	163.37
DC22-2182	333	58	242.32
DC22-2183	333	60	105.77
DC22-2184	336	61	304.80
DC22-2185	335	60	190.50
DC22-2186	332	62	291.69
DC22-2187	332	60	214.27

* Note that azimuth and inclination values vary as each hole progresses. The stated values are hole averages, rounded to the nearest degree.

TABLE 2

2022 Donlin Gold Significant Assay Intervals

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2033	ACMA	33.04	36.50	3.46	1.24
DC22-2033		42.17	50.01	7.84	2.79	Reported 7/28
DC22-2033		105.65	126.32	20.67	2.76	Reported 7/28
DC22-2033		172.08	176.43	4.35	1.03	Reported 7/28
DC22-2033		185.79	189.64	3.85	1.87
DC22-2033		TOTAL		40.17	2.36
DC22-2034	ACMA	44.35	48.16	3.81	1.78	Reported 7/28
DC22-2034		116.29	129.32	13.03	6.40	Reported 7/28
including		121.31	127.97	6.66	10.51	Reported 7/28
DC22-2034		140.80	145.80	5.00	10.39	Reported 7/28
DC22-2034		208.38	220.88	12.50	2.18	Reported 7/28
DC22-2034		TOTAL		34.34	4.93
DC22-2035	ACMA	433.53	440.95	7.42	6.30	Reported 7/28
DC22-2035		651.24	682.65	31.41	3.81	Reported 7/28
DC22-2035		751.88	756.10	4.22	8.15	Reported 7/28
DC22-2035		TOTAL		43.05	4.67
DC22-2036	ACMA	137.33	144.48	7.15	3.39	Reported 7/28
DC22-2036		152.57	159.29	6.72	2.94	Reported 7/28
DC22-2036		TOTAL		13.87	3.17
DC22-2037	ACMA	109.24	119.58	10.34	3.07	Reported 7/28
DC22-2037		TOTAL		10.34	3.07
DC22-2038	ACMA	114.50	126.63	12.13	3.24	Reported 7/28

Page | 12

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2038		185.16	190.15	4.99	4.90	Reported 7/28
DC22-2038		TOTAL		17.12	3.72
DC22-2039	ACMA	122.46	126.13	3.67	3.46	Reported 7/28
DC22-2039		TOTAL		3.67	3.46
DC22-2040	ACMA	97.26	105.21	7.95	2.77	Reported 7/28
DC22-2040		114.45	122.41	7.96	1.50	Reported 7/28
DC22-2040		139.25	154.84	15.59	3.64	Reported 7/28
DC22-2040		197.60	216.25	18.65	10.78	Reported 7/28
including		199.35	207.03	7.68	19.69	Reported 7/28
DC22-2040		232.95	285.22	52.27	14.63	Reported 7/28
including		232.95	246.89	13.94	33.95	Reported 7/28
including		257.18	273.63	16.45	13.50	Reported 7/28
DC22-2040		TOTAL		102.42	10.31
DC22-2041	ACMA	75.03	81.99	6.96	4.60	Reported 7/28
DC22-2041		86.43	101.36	14.93	1.82	Reported 7/28
DC22-2041		105.74	113.42	7.68	4.43	Reported 7/28
DC22-2041		174.29	187.45	13.16	7.47	Reported 7/28
DC22-2041		TOTAL		42.73	4.48
DC22-2042	ACMA	19.80	34.44	14.64	3.09	Reported 7/28
DC22-2042		95.10	102.28	7.18	3.71	Reported 7/28
DC22-2042		152.80	162.62	9.82	2.93	Reported 7/28
DC22-2042		168.21	187.81	19.60	4.06	Reported 7/28
DC22-2042		196.04	205.46	9.42	5.22	Reported 7/28
DC22-2042		TOTAL		60.66	3.78
DC22-2043	ACMA	49.61	58.38	8.77	7.23	Reported 7/28
DC22-2043		144.97	168.48	23.51	6.20	Reported 7/28
DC22-2043		TOTAL		32.28	6.48
DC22-2044	ACMA	26.21	30.14	3.93	2.78	Reported 7/28
DC22-2044		157.31	166.42	9.11	3.62	Reported 7/28
DC22-2044		171.95	176.69	4.74	4.55	Reported 7/28
DC22-2044		TOTAL		17.78	3.69
DC22-2045	ACMA	12.53	18.23	5.70	3.95	Reported 7/28
DC22-2045		41.42	58.40	16.98	1.56	Reported 7/28
DC22-2045		63.84	73.05	9.21	2.40	Reported 7/28
DC22-2045		128.03	133.50	5.47	3.18	Reported 7/28
DC22-2045		138.75	146.20	7.45	1.74	Reported 7/28
DC22-2045		158.22	170.45	12.23	1.93	Reported 7/28
DC22-2045		205.38	213.77	8.39	1.92	Reported 7/28
DC22-2045		TOTAL		65.43	2.16
DC22-2046	ACMA	24.38	32.42	8.04	5.25	Reported 7/28
DC22-2046		109.52	135.25	25.73	5.22	Reported 7/28
DC22-2046		176.88	194.04	17.16	3.48	Reported 7/28
DC22-2046		207.43	212.14	4.71	1.32	Reported 7/28
DC22-2046		220.58	223.77	3.19	1.02	Reported 7/28

Page | 13

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2046		TOTAL		58.83	4.18
DC22-2047	ACMA	37.19	47.66	10.47	2.37	Reported 7/28
DC22-2047		135.33	140.13	4.80	9.08	Reported 7/28
including		136.37	140.13	3.76	11.06	Reported 7/28
DC22-2047		151.83	176.24	24.41	3.76	Reported 7/28
DC22-2047		TOTAL		39.68	4.04
DC22-2048	ACMA	6.44	10.48	4.04	5.16	Reported 7/28
DC22-2048		23.77	30.48	6.71	7.43	Reported 7/28
DC22-2048		36.88	43.61	6.73	3.48	Reported 7/28
DC22-2048		94.64	106.83	12.19	3.11	Reported 7/28
DC22-2048		111.17	143.61	32.44	1.18	Reported 7/28
DC22-2048		TOTAL		62.11	2.74
DC22-2049	ACMA	10.97	16.20	5.23	6.51	Reported 7/28
DC22-2049		95.70	112.44	16.74	2.76	Reported 7/28
DC22-2049		TOTAL		21.97	3.65
DC22-2050	ACMA	38.40	42.93	4.53	1.22	Reported 7/28
DC22-2050		98.40	123.70	25.30	2.82	Reported 7/28
DC22-2050		137.98	162.88	24.90	2.74	Reported 7/28
DC22-2050		TOTAL		54.73	2.65
DC22-2051	ACMA	69.70	80.01	10.31	1.27	Reported 7/28
DC22-2051		119.52	126.19	6.67	1.72	Reported 7/28
DC22-2051		343.75	356.05	12.30	3.24	Reported 7/28
DC22-2051		437.45	474.88	37.43	2.35	Reported 7/28
DC22-2051		533.86	565.30	31.44	4.63	Reported 7/28
including		545.90	550.40	4.50	11.45	Reported 7/28
DC22-2051		693.27	708.65	15.38	6.81	Reported 7/28
including		698.89	703.53	4.64	16.59	Reported 7/28
DC22-2051		746.67	767.93	21.26	3.74	Reported 7/28
DC22-2051		TOTAL		134.79	3.58
DC22-2052	ACMA	6.36	17.07	10.71	2.43	Reported 7/28
DC22-2052		100.72	104.92	4.20	1.93	Reported 7/28
DC22-2052		TOTAL		14.91	2.29
DC22-2053	ACMA	39.82	43.55	3.73	2.24	Reported 7/28
DC22-2053		50.55	59.82	9.27	2.09	Reported 7/28
DC22-2053		169.41	172.63	3.22	3.72	Reported 7/28
DC22-2053		286.82	290.15	3.33	2.57	Reported 7/28
DC22-2053		TOTAL		19.55	2.47
DC22-2054	ACMA	10.05	13.42	3.37	3.44	Reported 7/28
DC22-2054		108.52	148.31	39.79	3.37	Reported 7/28
DC22-2054		152.89	179.89	27.00	2.70	Reported 7/28
DC22-2054		TOTAL		70.16	3.11
DC22-2055	ACMA	12.19	35.77	23.58	2.36	Reported 7/28
DC22-2055		115.85	124.30	8.45	5.11	Reported 7/28
DC22-2055		131.99	152.88	20.89	4.12	Reported 7/28

Page | 14

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2055		181.66	187.45	5.79	2.03	Reported 7/28
DC22-2055		TOTAL		58.71	3.35
DC22-2056	ACMA	2.44	13.33	10.89	17.55	Reported 7/28
including		7.01	11.13	4.12	44.11	Reported 7/28
DC22-2056		83.31	86.37	3.06	8.51	Reported 7/28
DC22-2056		99.82	173.80	73.98	4.21	Reported 7/28
including		109.12	115.28	6.16	18.20	Reported 7/28
DC22-2056		TOTAL		87.93	6.02
DC22-2057	ACMA	10.97	21.25	10.28	2.59	Reported 7/28
DC22-2057		40.56	48.17	7.61	1.97	Reported 7/28
DC22-2057		52.57	60.64	8.07	1.05	Reported 7/28
DC22-2057		118.89	123.88	4.99	2.23	Reported 7/28
DC22-2057		135.23	142.04	6.81	6.04	Reported 7/28
DC22-2057		147.74	160.25	12.51	3.91	Reported 7/28
DC22-2057		166.47	173.36	6.89	2.48	Reported 7/28
DC22-2057		186.43	194.98	8.55	4.04	Reported 7/28
DC22-2057		TOTAL		65.71	3.09
DC22-2058	ACMA	5.18	14.02	8.84	2.81	Reported 7/28
DC22-2058		21.46	33.01	11.55	3.50	Reported 7/28
DC22-2058		112.19	118.57	6.38	3.84	Reported 7/28
DC22-2058		124.23	138.62	14.39	8.18	Reported 7/28
including		130.24	136.99	6.75	15.15	Reported 7/28
DC22-2058		151.79	172.17	20.38	2.83	Reported 7/28
DC22-2058		TOTAL		61.54	4.31
DC22-2059	Divide	57.65	76.04	18.39	3.64	Reported 7/28
DC22-2059		81.48	86.56	5.08	1.01
DC22-2059		95.38	109.70	14.32	2.75	Reported 7/28
DC22-2059		118.26	131.88	13.62	2.74
DC22-2059		170.43	191.11	20.68	5.89
including		171.24	180.64	9.40	10.03
DC22-2059		195.86	203.33	7.47	2.01
DC22-2059		TOTAL		79.56	3.59
DC22-2060	ACMA	10.02	16.48	6.46	7.99	Reported 7/28
DC22-2060		116.69	121.75	5.06	2.26	Reported 7/28
DC22-2060		TOTAL		11.52	5.47
DC22-2061	Divide	22.80	25.91	3.11	2.36	Reported 7/28
DC22-2061		32.72	41.90	9.18	2.10	Reported 7/28
DC22-2061		55.87	66.97	11.10	2.59	Reported 7/28
DC22-2061		73.76	81.30	7.54	1.80	Reported 7/28
DC22-2061		91.09	129.15	38.06	3.08	Reported 7/28
DC22-2061		172.94	176.31	3.37	2.49	Reported 7/28
DC22-2061		186.10	196.08	9.98	2.51	Reported 7/28
DC22-2061		TOTAL		82.34	2.67
DC22-2062	Divide	54.25	87.49	33.24	1.02	Reported 7/28

Page | 15

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2062		110.99	115.21	4.22	4.76	Reported 7/28
DC22-2062		126.31	132.65	6.34	9.68	Reported 7/28
DC22-2062		147.06	197.82	50.76	3.28	Reported 7/28
DC22-2062		TOTAL		94.56	2.98
DC22-2063	Divide	9.14	15.75	6.61	1.32	Reported 7/28
DC22-2063		61.13	75.81	14.68	3.12	Reported 7/28
DC22-2063		130.04	142.14	12.10	22.15	Reported 7/28
including		135.48	140.91	5.43	47.17	Reported 7/28
DC22-2063		162.18	181.92	19.74	34.17
including		165.38	176.73	11.35	57.93
DC22-2063		193.29	197.40	4.11	10.69
DC22-2063		204.49	230.12	25.63	4.42
DC22-2063		236.22	297.18	60.96	12.35
including		247.06	280.43	33.37	13.80
including		287.15	295.94	8.79	26.73
DC22-2063		TOTAL		143.83	13.26
DC22-2064	Divide	13.74	21.04	7.30	2.31
DC22-2064		61.87	68.61	6.74	1.76
DC22-2064		82.80	91.43	8.63	3.25
DC22-2064		95.92	100.36	4.44	13.49
DC22-2064		110.95	124.94	13.99	1.97
DC22-2064		TOTAL		41.10	3.51
DC22-2065	Divide	3.96	18.66	14.70	3.14
DC22-2065		22.79	33.41	10.62	1.47
DC22-2065		45.88	53.81	7.93	2.85
DC22-2065		85.26	89.98	4.72	4.16
DC22-2065		99.53	122.27	22.74	4.52
DC22-2065		156.22	159.79	3.57	3.33
DC22-2065		170.43	181.65	11.22	7.88
including		170.43	176.55	6.12	10.72
DC22-2065		TOTAL		75.50	4.07
DC22-2066	Divide	92.41	103.40	10.99	1.19
DC22-2066		154.06	174.62	20.56	2.48
DC22-2066		182.95	193.33	10.38	3.82
DC22-2066		TOTAL		41.93	2.47
DC22-2067	ACMA	83.17	92.99	9.82	1.43	Reported 7/28
DC22-2067		123.01	130.91	7.90	2.41	Reported 7/28
DC22-2067		145.78	160.87	15.09	5.49	Reported 7/28
DC22-2067		251.68	260.64	8.96	1.05	Reported 7/28
DC22-2067		273.14	288.11	14.97	1.94	Reported 7/28
DC22-2067		340.72	345.16	4.44	2.67
DC22-2067		416.80	434.50	17.70	4.26	Reported 7/28
DC22-2067		464.06	508.64	44.58	4.50	Reported 7/28
including		464.06	467.17	3.11	10.79	Reported 7/28

Page | 16

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
including		496.00	502.35	6.35	10.26	Reported 7/28
DC22-2067		582.22	592.53	10.31	2.82	Reported 7/28
DC22-2067		614.40	626.58	12.18	1.16	Reported 7/28
DC22-2067		644.08	652.25	8.17	1.79	Reported 7/28
DC22-2067		673.18	676.70	3.52	1.10
DC22-2067		724.00	730.65	6.65	1.05	Reported 7/28
DC22-2067		TOTAL		164.29	3.11
DC22-2068	Divide	41.52	45.77	4.25	2.86
DC22-2068		56.77	64.31	7.54	1.65
DC22-2068		117.52	159.80	42.28	30.68
including		124.97	148.13	23.16	54.22
DC22-2068		167.34	174.82	7.48	23.01
DC22-2068		180.11	222.73	42.62	3.59
DC22-2068		TOTAL		104.17	15.81
DC22-2069	Divide	16.43	22.20	5.77	1.64
DC22-2069		142.83	155.46	12.63	8.58
DC22-2069		163.29	172.93	9.64	5.37
DC22-2069		226.46	238.12	11.66	6.41
DC22-2069		TOTAL		39.70	6.16
DC22-2070	Divide	14.99	18.06	3.07	2.34
DC22-2070		29.49	35.35	5.86	6.38
DC22-2070		41.28	56.47	15.19	4.03
DC22-2070		63.62	68.36	4.74	3.66
DC22-2070		83.16	95.71	12.55	3.87
DC22-2070		101.29	108.20	6.91	5.12
DC22-2070		147.06	152.44	5.38	2.19
DC22-2070		163.87	187.84	23.97	2.05
DC22-2070		TOTAL		77.67	3.45
DC22-2071	Divide	10.99	15.05	4.06	2.57
DC22-2071		22.86	45.63	22.77	1.40
DC22-2071		80.34	86.02	5.68	3.10
DC22-2071		92.16	100.26	8.10	8.80
DC22-2071		145.66	156.44	10.78	4.43
DC22-2071		160.95	171.40	10.45	9.88
including		162.46	166.73	4.27	19.17
DC22-2071		176.69	180.92	4.23	1.17
DC22-2071		TOTAL		66.07	4.35
DC22-2072	Divide	41.52	54.86	13.34	1.64
DC22-2072		65.07	92.02	26.95	3.04
DC22-2072		140.67	148.61	7.94	24.65
including		142.57	148.61	6.04	30.23
DC22-2072		206.25	211.56	5.31	7.28
DC22-2072		TOTAL		53.54	6.32
DC22-2073	Divide	33.57	64.40	30.83	3.82

Page | 17

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
including		55.29	59.23	3.94	13.65
DC22-2073		81.25	88.21	6.96	2.04
DC22-2073		111.08	119.04	7.96	1.61
DC22-2073		157.00	191.98	34.98	4.73
DC22-2073		TOTAL		80.73	3.84
DC22-2074	Divide	56.36	60.49	4.13	2.08
DC22-2074		68.12	81.49	13.37	2.12
DC22-2074		92.93	103.34	10.41	4.58
DC22-2074		117.22	121.14	3.92	12.53
including		117.80	121.14	3.34	13.74
DC22-2074		TOTAL		31.83	4.20
DC22-2075	Divide	29.73	33.96	4.23	1.81
DC22-2075		110.54	131.98	21.44	6.87
including		119.08	125.35	6.27	10.16
DC22-2075		TOTAL		25.67	6.04
DC22-2076	Divide	33.53	36.85	3.32	4.02
DC22-2076		43.73	66.08	22.35	6.53
including		60.70	65.05	4.35	16.76
DC22-2076		80.88	97.66	16.78	6.97
including		80.88	84.76	3.88	12.24
DC22-2076		173.95	184.93	10.98	2.39
DC22-2076		194.09	203.41	9.32	2.82
DC22-2076		TOTAL		62.75	5.24
DC22-2077	Divide	4.57	30.32	25.75	4.53
DC22-2077		49.32	55.16	5.84	2.54
DC22-2077		77.11	99.43	22.32	2.58
DC22-2077		125.98	137.25	11.27	4.12
DC22-2077		150.11	199.07	48.96	20.61
including		152.60	161.68	9.08	13.27
including		167.78	199.07	31.29	27.09
DC22-2077		TOTAL		114.14	10.90
DC22-2078	Divide	61.30	64.58	3.28	6.15
DC22-2078		69.86	87.27	17.41	2.97
DC22-2078		103.62	108.05	4.43	10.08
DC22-2078		185.47	194.20	8.73	6.14
DC22-2078		198.33	210.77	12.44	1.68
DC22-2078		TOTAL		46.29	4.13
DC22-2079	Divide	10.97	16.06	5.09	3.25
DC22-2079		20.55	27.90	7.35	2.62
DC22-2079		85.84	94.22	8.38	3.13
DC22-2079		100.05	112.09	12.04	5.54
DC22-2079		120.11	123.20	3.09	5.66
DC22-2079		135.30	143.12	7.82	2.51
DC22-2079		149.30	156.06	6.76	8.11

Page | 18

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2079		160.78	167.55	6.77	1.11
DC22-2079		175.16	187.13	11.97	4.32
DC22-2079		192.22	210.79	18.57	4.15
DC22-2079		216.40	219.98	3.58	2.79
DC22-2079		TOTAL		91.42	4.01
DC22-2080	Divide	122.00	136.32	14.32	4.78
DC22-2080		217.21	227.38	10.17	3.95
DC22-2080		TOTAL		24.49	4.44
DC22-2081	Divide	36.92	63.71	26.79	5.60
DC22-2081		97.99	106.07	8.08	10.84
including		101.46	106.07	4.61	18.04
DC22-2081		179.90	201.10	21.20	8.73
including		193.37	201.10	7.73	16.96
DC22-2081		TOTAL		56.07	7.54
DC22-2082	ACMA	4.35	9.55	5.20	1.49
DC22-2082		20.56	47.61	27.05	2.53	Reported 7/28
DC22-2082		60.07	68.99	8.92	2.26	Reported 7/28
DC22-2082		88.83	94.25	5.42	2.23	Reported 7/28
DC22-2082		130.34	136.86	6.52	3.71	Reported 7/28
DC22-2082		400.20	407.52	7.32	2.67	Reported 7/28
DC22-2082		423.91	427.27	3.36	7.32	Reported 7/28
DC22-2082		555.07	564.83	9.76	7.75	Reported 7/28
DC22-2082		568.85	583.94	15.09	3.35	Reported 7/28
DC22-2082		632.16	641.42	9.26	2.85	Reported 7/28
DC22-2082		648.46	655.20	6.74	2.32
DC22-2082		660.08	668.73	8.65	2.19	Reported 7/28
DC22-2082		684.64	701.30	16.66	4.29	Reported 7/28
DC22-2082		718.02	724.88	6.86	5.77	Reported 7/28
DC22-2082		TOTAL		136.81	3.47
DC22-2083	Divide	5.97	19.64	13.67	2.58
DC22-2083		28.96	34.84	5.88	9.00
DC22-2083		42.03	49.69	7.66	2.70
DC22-2083		63.74	74.62	10.88	3.64
DC22-2083		79.89	90.43	10.54	2.07
DC22-2083		150.41	153.61	3.20	6.68
DC22-2083		TOTAL		51.83	3.70
DC22-2084	Divide	10.21	22.94	12.73	1.09
DC22-2084		57.16	74.36	17.20	4.18
DC22-2084		95.45	123.56	28.11	2.11
DC22-2084		161.42	173.88	12.46	5.39
including		164.60	168.04	3.44	11.62
DC22-2084		193.03	204.18	11.15	5.31
DC22-2084		TOTAL		81.65	3.33
DC22-2085	Divide	43.41	49.26	5.85	2.61

Page | 19

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2085		97.09	100.47	3.38	1.88
DC22-2085		111.86	117.68	5.82	3.09
DC22-2085		207.62	217.71	10.09	11.46
DC22-2085		TOTAL		25.14	6.17
DC22-2086	Divide	26.29	31.13	4.84	2.41
DC22-2086		53.02	91.07	38.05	2.51
DC22-2086		96.52	99.87	3.35	2.27
DC22-2086		160.87	170.78	9.91	22.24
including		164.38	170.78	6.40	32.16
DC22-2086		TOTAL		56.15	5.97
DC22-2087	Divide	11.50	16.54	5.04	1.56
DC22-2087		48.03	76.86	28.83	1.65
DC22-2087		82.94	91.59	8.65	2.49
DC22-2087		102.20	118.33	16.13	4.49
DC22-2087		177.92	183.78	5.86	1.03
DC22-2087		TOTAL		64.51	2.41
DC22-2088	Divide	34.00	57.90	23.90	3.56
DC22-2088		65.44	74.45	9.01	4.53
DC22-2088		79.44	96.06	16.62	5.40
DC22-2088		147.23	160.93	13.70	1.77
DC22-2088		TOTAL		63.23	3.79
DC22-2089	Lewis	50.90	72.00	21.10	5.20
including		57.63	62.04	4.41	12.52
DC22-2089		84.00	89.45	5.45	2.57
DC22-2089		121.79	125.19	3.40	1.69
DC22-2089		195.68	201.29	5.61	12.87
DC22-2089		218.02	226.37	8.35	4.21
DC22-2089		230.58	234.85	4.27	3.19
DC22-2089		TOTAL		48.18	5.20
DC22-2090	Divide	4.15	13.86	9.71	1.64
DC22-2090		44.94	66.56	21.62	3.29
DC22-2090		75.81	86.17	10.36	7.95
DC22-2090		95.62	101.40	5.78	2.66
DC22-2090		TOTAL		47.47	3.89
DC22-2091	Lewis	26.97	30.80	3.83	13.61
DC22-2091		105.46	121.74	16.28	6.80
including		113.63	120.70	7.07	11.34
DC22-2091		214.13	234.51	20.38	4.71
DC22-2091		253.96	257.45	3.49	6.10
DC22-2091		TOTAL		43.98	6.37
DC22-2092	Divide	19.63	23.19	3.56	3.30
DC22-2092		30.69	35.00	4.31	1.23
DC22-2092		57.38	72.38	15.00	1.77
DC22-2092		104.75	111.77	7.02	7.89

Page | 20

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2092		116.12	157.31	41.19	6.64
including		147.47	155.98	8.51	16.47
DC22-2092		161.86	188.97	27.11	5.40
DC22-2092		204.22	223.72	19.50	6.96
including		204.22	207.79	3.57	26.36
DC22-2092		TOTAL		117.69	5.57
DC22-2093	Divide	54.25	59.03	4.78	1.79
DC22-2093		66.53	72.54	6.01	4.62
DC22-2093		79.23	97.63	18.40	4.36
DC22-2093		107.70	135.02	27.32	3.36
DC22-2093		174.89	192.75	17.86	2.20
DC22-2093		TOTAL		74.37	3.33
DC22-2094	Lewis	80.82	87.56	6.74	1.22
DC22-2094		143.39	150.23	6.84	5.27
DC22-2094		167.20	170.69	3.49	6.50
DC22-2094		265.09	275.93	10.84	2.41
DC22-2094		317.34	325.07	7.73	1.82
DC22-2094		339.68	345.64	5.96	3.09
DC22-2094		724.58	732.28	7.70	1.03
DC22-2094		853.45	861.10	7.65	3.02
DC22-2094		867.81	872.53	4.72	1.12
DC22-2094		TOTAL		61.67	2.63
DC22-2095	Lewis	100.67	111.35	10.68	1.04
DC22-2095		182.75	187.05	4.30	2.76
DC22-2095		TOTAL		14.98	1.53
DC22-2096	Lewis	22.09	40.03	17.94	2.59
DC22-2096		53.34	63.94	10.60	1.58
DC22-2096		113.96	120.40	6.44	4.31
DC22-2096		132.13	138.40	6.27	7.43
DC22-2096		155.75	161.67	5.92	13.95
DC22-2096		166.79	170.54	3.75	2.83
DC22-2096		178.76	191.05	12.29	6.58
DC22-2096		216.87	221.36	4.49	8.31
DC22-2096		230.30	235.80	5.50	6.40
DC22-2096		TOTAL		73.20	5.25
DC22-2097	ACMA	9.35	19.81	10.46	2.11
DC22-2097		327.27	330.93	3.66	2.02
DC22-2097		408.58	414.92	6.34	2.60
DC22-2097		434.23	442.38	8.15	1.51
DC22-2097		TOTAL		28.61	2.04
DC22-2098	Lewis	40.84	53.21	12.37	1.61
DC22-2098		92.52	108.58	16.06	3.87
DC22-2098		189.64	193.09	3.45	4.49
DC22-2098		TOTAL		31.88	3.06

Page | 21

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2099	Lewis	38.37	42.55	4.18	1.36
DC22-2099		97.48	107.64	10.16	4.40
DC22-2099		135.03	139.55	4.52	5.09
DC22-2099		166.85	171.27	4.42	9.37
DC22-2099		214.53	223.42	8.89	6.35
DC22-2099		TOTAL		32.17	5.32
DC22-2100	Lewis	50.90	54.72	3.82	4.95
DC22-2100		83.92	98.85	14.93	5.54
including		93.07	98.85	5.78	10.82
DC22-2100		115.26	127.76	12.50	1.46
DC22-2100		159.71	168.98	9.27	4.86
DC22-2100		181.95	186.61	4.66	4.38
DC22-2100		192.31	195.65	3.34	13.31
DC22-2100		205.75	212.17	6.42	2.88
DC22-2100		TOTAL		54.94	4.52
DC22-2101	ACMA	78.24	96.79	18.55	2.32
DC22-2101		222.57	226.12	3.55	1.53
DC22-2101		330.29	337.33	7.04	2.62
DC22-2101		401.94	406.60	4.66	6.55
DC22-2101		TOTAL		33.80	2.88
DC22-2102	Lewis	27.80	35.34	7.54	1.46
DC22-2102		79.01	90.25	11.24	1.67
DC22-2102		130.67	139.58	8.91	1.60
DC22-2102		192.24	215.38	23.14	5.34
including		198.21	203.53	5.32	10.60
DC22-2102		TOTAL		50.83	3.30
DC22-2103	Lewis	16.78	42.75	25.97	2.47
DC22-2103		47.05	53.75	6.70	3.25
DC22-2103		102.34	105.78	3.44	2.95
DC22-2103		121.33	124.73	3.40	2.12
DC22-2103		198.42	208.18	9.76	2.24
DC22-2103		225.82	243.50	17.68	7.93
including		231.98	235.89	3.91	26.64
DC22-2103		259.95	266.44	6.49	6.48
DC22-2103		TOTAL		73.44	4.19
DC22-2104	Lewis	47.19	57.37	10.18	2.54
DC22-2104		75.74	84.26	8.52	3.45
DC22-2104		188.55	203.57	15.02	2.00
DC22-2104		209.85	213.48	3.63	9.56
DC22-2104		TOTAL		37.35	3.21
DC22-2105	Lewis	5.12	13.94	8.82	1.95
DC22-2105		19.51	30.48	10.97	3.15
DC22-2105		58.39	61.66	3.27	3.83
DC22-2105		81.20	86.06	4.86	1.44

Page | 22

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2105		93.54	103.65	10.11	4.97
DC22-2105		135.61	142.54	6.93	1.83
DC22-2105		190.50	195.68	5.18	4.83
DC22-2105		214.74	219.90	5.16	9.60
including		215.70	219.90	4.20	10.84
DC22-2105		227.08	230.68	3.60	2.34
DC22-2105		240.33	264.84	24.51	3.08
DC22-2105		TOTAL		83.41	3.51
DC22-2106	Lewis	311.93	319.53	7.60	1.32
DC22-2106		346.70	353.51	6.81	1.32
DC22-2106		359.33	364.54	5.21	1.92
DC22-2106		527.11	533.19	6.08	1.78
DC22-2106		783.23	791.28	8.05	2.35
DC22-2106		831.41	841.07	9.66	1.13
DC22-2106		861.25	865.46	4.21	1.37
DC22-2106		887.25	890.32	3.07	1.91
DC22-2106		907.60	915.26	7.66	1.68
DC22-2106		TOTAL		58.35	1.61
DC22-2107	Lewis	51.42	58.74	7.32	4.66
DC22-2107		94.04	99.36	5.32	1.43
DC22-2107		172.78	178.31	5.53	3.56
DC22-2107		191.34	194.48	3.14	6.30
DC22-2107		218.52	236.11	17.59	5.83
DC22-2107		TOTAL		38.90	4.73
DC22-2108	ACMA	92.60	108.72	16.12	1.57
DC22-2108		264.23	281.36	17.13	2.33
DC22-2108		290.14	346.54	56.40	2.97
DC22-2108		350.71	360.79	10.08	1.80
DC22-2108		399.70	408.81	9.11	1.76
DC22-2108		421.74	425.39	3.65	4.92
DC22-2108		434.84	438.65	3.81	3.72
DC22-2108		452.70	461.60	8.90	3.19
DC22-2108		479.15	504.77	25.62	3.62
DC22-2108		TOTAL		150.82	2.79
DC22-2109	Lewis	44.52	47.71	3.19	1.01
DC22-2109		58.34	72.76	14.42	7.37
including		67.97	72.76	4.79	16.36
DC22-2109		94.22	120.70	26.48	6.65
including		114.84	120.06	5.22	17.28
DC22-2109		160.32	172.22	11.90	4.85
DC22-2109		215.13	219.67	4.54	1.38
DC22-2109		224.01	229.20	5.19	2.84
DC22-2109		246.94	260.39	13.45	7.54
DC22-2109		266.62	279.25	12.63	6.91

Page | 23

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2109		287.32	298.74	11.42	7.11
including		289.14	295.77	6.63	10.99
DC22-2109		TOTAL		103.22	6.14
DC22-2110	Lewis	38.40	55.49	17.09	3.45
DC22-2110		77.58	89.08	11.50	5.84
including		82.91	86.71	3.80	13.66
DC22-2110		157.98	164.53	6.55	28.96
including		160.07	164.53	4.46	39.78
DC22-2110		171.74	176.73	4.99	1.53
DC22-2110		203.52	220.68	17.16	4.39
DC22-2110		240.47	261.14	20.67	7.66
DC22-2110		TOTAL		77.96	7.14
DC22-2111	Lewis	32.61	47.31	14.70	2.83
DC22-2111		51.61	55.60	3.99	1.63
DC22-2111		59.89	69.53	9.64	4.80
DC22-2111		83.73	95.01	11.28	2.90
DC22-2111		100.65	104.67	4.02	2.30
DC22-2111		TOTAL		43.63	3.12
DC22-2112	ACMA	38.60	45.11	6.51	1.06
DC22-2112		69.57	72.78	3.21	3.50
DC22-2112		168.20	181.71	13.51	5.94
including		168.20	171.69	3.49	13.83
DC22-2112		226.32	230.69	4.37	11.89
DC22-2112		298.79	302.22	3.43	1.44
DC22-2112		349.76	356.62	6.86	1.06
DC22-2112		482.40	489.66	7.26	5.36
DC22-2112		551.82	556.71	4.89	6.93
DC22-2112		TOTAL		50.04	4.70
DC22-2113	Lewis	16.86	22.86	6.00	1.77
DC22-2113		54.04	62.79	8.75	3.66
DC22-2113		69.98	79.00	9.02	2.09
DC22-2113		169.43	180.60	11.17	4.17
DC22-2113		184.85	201.17	16.32	4.17
DC22-2113		211.14	225.62	14.48	5.35
DC22-2113		TOTAL		65.74	3.86
DC22-2114	Lewis	63.33	69.07	5.74	1.51
DC22-2114		73.46	92.17	18.71	5.21
DC22-2114		96.60	102.14	5.54	6.29
DC22-2114		134.11	144.35	10.24	4.53
DC22-2114		177.27	184.35	7.08	6.13
DC22-2114		191.43	197.22	5.79	1.87
DC22-2114		212.84	217.65	4.81	7.89
DC22-2114		231.30	235.64	4.34	2.52
DC22-2114		240.68	252.65	11.97	10.73

Page | 24

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
including		240.68	252.65	11.97	10.73
DC22-2114		TOTAL		74.22	5.65
DC22-2115	Lewis	67.64	75.99	8.35	1.57
DC22-2115		90.30	104.02	13.72	1.98
DC22-2115		112.36	132.70	20.34	4.79
DC22-2115		156.51	173.33	16.82	2.05
DC22-2115		239.27	247.37	8.10	4.35
DC22-2115		TOTAL		67.33	3.08
DC22-2116	Lewis	766.44	770.18	3.74	2.57
DC22-2116		807.03	811.93	4.90	8.00
DC22-2116		829.64	842.47	12.83	1.61
DC22-2116		TOTAL		21.47	3.24
DC22-2118	Lewis	21.14	26.21	5.07	1.79
DC22-2118		32.30	40.70	8.40	2.16
DC22-2118		60.69	75.27	14.58	5.72
DC22-2118		83.67	88.58	4.91	4.87
DC22-2118		218.52	225.77	7.25	1.53
DC22-2118		243.39	247.67	4.28	16.98
DC22-2118		262.28	274.05	11.77	2.20
DC22-2118		TOTAL		56.26	4.34
DC22-2119	Lewis	124.64	130.00	5.36	4.14
DC22-2119		179.11	189.20	10.09	1.41
DC22-2119		TOTAL		15.45	2.36
DC22-2120	Lewis	41.86	71.73	29.87	6.96
including		52.68	70.93	18.25	10.36
DC22-2120		78.20	101.04	22.84	6.17
including		80.33	86.61	6.28	12.66
DC22-2120		127.00	132.71	5.71	2.14
DC22-2120		TOTAL		58.42	6.18
DC22-2121	ACMA	59.50	82.42	22.92	1.59
DC22-2121		87.79	94.75	6.96	1.54
DC22-2121		182.26	188.91	6.65	1.12
DC22-2121		397.61	402.83	5.22	12.80
including		399.35	402.83	3.48	14.99
DC22-2121		408.92	412.38	3.46	9.85
DC22-2121		566.27	571.73	5.46	2.89
DC22-2121		TOTAL		50.67	3.38
DC22-2122	Far East	84.62	88.83	4.21	2.67
DC22-2122		95.55	101.11	5.56	1.08
DC22-2122		141.57	145.08	3.51	2.06
DC22-2122		TOTAL		13.28	1.84
DC22-2123	Lewis	30.56	34.64	4.08	1.16
DC22-2123		45.70	62.94	17.24	3.42
DC22-2123		70.46	73.76	3.30	1.29

Page | 25

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2123		107.21	111.69	4.48	2.19
DC22-2123		TOTAL		29.10	2.67
DC22-2124	Lewis	69.53	72.95	3.42	2.17
DC22-2124		91.14	100.00	8.86	1.07
DC22-2124		TOTAL		12.28	1.38
DC22-2125	Lewis	38.18	57.38	19.20	3.60
DC22-2125		64.65	69.40	4.75	2.01
DC22-2125		TOTAL		23.95	3.29
DC22-2126	Lewis	39.11	52.89	13.78	3.84
DC22-2126		122.30	126.68	4.38	11.16
DC22-2126		TOTAL		18.16	5.61
DC22-2127	Lewis	69.80	76.16	6.36	3.09
DC22-2127		95.08	100.90	5.82	3.94
DC22-2127		123.47	135.60	12.13	1.51
DC22-2127		TOTAL		24.31	2.50
DC22-2129	Lewis	86.23	92.10	5.87	11.25
DC22-2129		106.97	112.05	5.08	2.07
DC22-2129		133.09	136.61	3.52	6.38
DC22-2129		163.98	167.38	3.40	1.97
DC22-2129		TOTAL		17.87	5.92
DC22-2130	Lewis	548.33	552.69	4.36	8.14
DC22-2130		575.23	579.54	4.31	2.93
DC22-2130		609.21	615.73	6.52	3.39
DC22-2130		620.29	648.96	28.67	5.95
DC22-2130		653.01	656.15	3.14	2.96
DC22-2130		677.51	684.45	6.94	3.18
DC22-2130		TOTAL		53.94	5.04
DC22-2131	Lewis	50.56	75.00	24.44	3.35
DC22-2131		81.77	90.12	8.35	4.45
DC22-2131		TOTAL		32.79	3.63
DC22-2136	Lewis	21.47	26.65	5.18	2.45
DC22-2136		41.60	64.68	23.08	3.61
DC22-2136		71.28	89.05	17.77	3.72
DC22-2136		98.76	102.27	3.51	5.19
DC22-2136		TOTAL		49.54	3.64
DC22-2137	Lewis	34.48	49.62	15.14	2.15
DC22-2137		60.66	66.27	5.61	3.61
DC22-2137		70.71	76.03	5.32	1.07
DC22-2137		80.14	87.93	7.79	3.51
DC22-2137		176.55	180.42	3.87	7.54
DC22-2137		191.20	207.57	16.37	2.69
DC22-2137		217.26	222.97	5.71	2.49
DC22-2137		227.42	237.44	10.02	2.92
DC22-2137		TOTAL		69.83	2.90

Page | 26

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2138	Lewis	68.52	79.10	10.58	9.19
including		70.43	76.62	6.19	14.48
DC22-2138		90.90	97.20	6.30	4.80
DC22-2138		135.85	138.88	3.03	1.53
DC22-2138		203.86	227.60	23.74	3.68
DC22-2138		232.16	238.35	6.19	12.28
DC22-2138		249.94	254.18	4.24	9.62
DC22-2138		TOTAL		54.08	6.22
DC22-2140	Lewis	4.20	29.88	25.68	5.07
including		11.58	18.75	7.17	10.30
DC22-2140		37.80	45.39	7.59	8.94
including		37.80	44.27	6.47	10.24
DC22-2140		TOTAL		33.27	5.95
DC22-2141	Lewis	16.70	42.04	25.34	3.84
DC22-2141		55.91	62.05	6.14	9.30
DC22-2141		89.44	92.80	3.36	2.66
DC22-2141		205.42	215.19	9.77	7.74
DC22-2141		267.95	276.76	8.81	3.33
DC22-2141		289.12	292.36	3.24	7.54
DC22-2141		TOTAL		56.66	5.17

Significant intervals represent drilled intervals and not necessarily true thickness of mineralization due to drilling at a low angle relative to the interpreted mineralization controls. True width of drill holes has been estimated based on the latest geological and ore controls model and it is subject to refinement as additional data becomes available. Except where specifically disclosed, the true width of intercepts is unknown at this stage. Mineralized intervals meet or exceed 3 meters in length above 1 g/t. A maximum of 4 meters of continuous dilution (< 1 g/t) is permitted. Assays from DC22-2033, DC22-2034, DC22-2036 through DC22-2050, DC22-2052 through DC22-2058, and DC22-2060 represent holes from the 20x20 m spaced West ACMA grid drilling. Assays from DC22-2059, DC22-2061 through DC22-2066, DC22-2068 through DC22-2081, DC22-2083 through DC22-2088, DC22-2090, DC22-2092, and DC22-2093 represent holes from the Divide 20x20 m spaced grid drilling. Assays from DC22-2089, DC22-2091, DC22-2095, DC22-2096, DC22-2098 through DC22-2100, DC22-2102 through DC22-2105, DC22-2107, DC22-2109 through DC22-2111, DC22-2113 through DC22-2115, DC22-2118 through DC22-2120, DC22-2123 through DC22-2127, DC22-2129, DC22-2131, DC22-2134, DC22-2136 through DC22-2138, DC22-2140, DC22-2141, DC22-2143, DC22-2144, DC22-2146, DC22-2147, DC22-2149, DC22-2153, DC22-2155, DC22-2156, DC22-2158, DC22-2160, DC22-2163, DC22-2165, DC22-2167, DC22-2168, DC22-2170 through DC22-2173, DC22-2176 through DC22-2179, DC22-2181 through DC22-2187 represent holes from the Lewis 10x10 m spaced grid drilling. Assay data are not yet available from 124.94 m to 230.12 m in DC22-2064, 121.14 m to 240.03 m in DC22-2074, 122.38 m to 245.36 m in DC22-2111, 0 m to 108.51 m in DC22-2119, 344.86 m to 514.90 m and 684.45 m to 949.91 m in DC22-2130, 92.34 m to 168.25 m in DC22-2137, 0 m to 81.69 m and 139.60 m to 192.02 m in DC22-2144 and all of holes DC22-2132 through DC22-2135, DC22-2139, DC22-2142, DC22-2143, and DC22-2145 through DC22-2187. DC22-2117 was redrilled as DC22-2034 due to downhole survey failure. Geotechnical holes DGT22-2148, DGT22-2150, DGT22-2152, DGT22-2154, DGT22-2157, DGT22-2159, DGT22-2161, DGT22-2164, DGT22-2166, DGT22-2169, DGT22-2174, DGT22-2175, DGT22-2180, and DGT22-2188 have not been included in this release.

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